SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Waycross Independent Trust

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Waycross Independent Trust

Waycross Focused Equity Fund

(the “Fund”)

4965 U.S. Highway 42, Suite 2900

Louisville, KY 40222

April 8, 2021

Dear Shareholders:

The enclosed Information Statement discusses actions that have been taken by Waycross Partners, LLC (the “Adviser” or “Waycross”) with respect to the Fund. As of March 19, 2021, four of five shareholders of the Fund are affiliated with Waycross and collectively own about 83% of the Fund. Therefore, Waycross is asking those shareholders to approve by written consent a new investment advisory agreement (the “New Advisory Agreement”) between Waycross Independent Trust (the “Trust”), on behalf of the Fund, and the Adviser and elect a new independent trustee to the Board of Trustees (the “Board”).

Waycross currently serves as the investment adviser to the Fund under an investment advisory agreement between the Trust, on behalf of the Fund, and Waycross (the “Current Advisory Agreement”). The Current Advisory Agreement terminated because of a change in the control that resulted in the assignment of the Current Advisory Agreement under federal securities laws. The change of control was due to an existing owner of Waycross increasing his ownership percentage from about 24.99% to 50%, as more fully described in the enclosed Information statement. For Waycross to continue to provide investment management services to the Fund, the Board of Trustees of the Trust (the “Board”) voted unanimously to approve the New Advisory Agreement under which Waycross will continue to serve as investment adviser to the Fund. The New Advisory Agreement is identical to the Current Advisory Agreement, including the same fee rates, except for the commencement and renewal dates. To allow Waycross to continue to serve as the investment adviser to the Fund without any interruption, shareholders of the Fund are being asked to approve the New Advisory Agreement.

As discussed further in the information statement, the Transaction triggered Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”) because Waycross received a benefit from the change of control that led to the assignment of the Current Advisory Agreement. To comply with Section 15(f) and 16(b) of the Investment Company Act of 1940, the Board selected and proposes Vivek K. Sarin as an Independent Trustee of the Trust effective upon the election by a majority of the Fund’s shareholders. Vivek K. Sarin is the Founder and President of Juvo Company, LLC, an international e-commerce, logistics, and procurement firm; previously served as a Secretary and Executive Cabinet Member of the Kentucky Cabinet for Economic Development.

The Board, including a majority of the independent trustees, voted unanimously to approve the Proposals on behalf of the Fund and recommends that you approve them. The Board believes that the Proposals are in the best interests of the Fund and its shareholders.

We are not asking you for a proxy, and you are requested not to send us a proxy. Rather, we are asking that you approval the New Advisory Agreement and elect the new independent trustee by written consent. If you have any questions, please call 866-267-4304.

Sincerely,

/s/ Matthew Bevin
Matthew Bevin
President
Waycross Independent Trust

Waycross Focused Equity Fund

(the “Fund”)

4965 U.S. Highway 42, Suite 2900

Louisville, KY 40222

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Waycross Partners, LLC (the “Adviser” or “Waycross”) is soliciting your vote to approve a new investment advisory agreement and elect a new independent trustee for the Waycross Focused Equity Fund (the “Fund”). The information statement is furnished to shareholders of the Fund. Only shareholders of record at the close of business on March 19, 2021 (the “Record Date”) will receive this information statement and the related written consent.

Waycross seeks written consent of the Fund’s shareholders in lieu of holding a vote at a shareholder meeting to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Waycross, and to elect a new independent trustee to the Board of Trustees. The prior investment advisory agreement between the Trust and Waycross automatically terminated because of a change in control of the Adviser.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy. Waycross is asking you to approve the new advisory agreement and elect the new independent trustee by written consent. Waycross, and not the Fund, will bear the expenses incurred in connection with preparing this solicitation.

The Fund’s annual and semi-annual reports are available, at no charge, by calling 866-267-4304.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND WAYCROSS.

Summary of the Proposal

You are receiving this information statement because the current investment advisory agreement between the Trust, on behalf the Fund, and Waycross Partners, LLC (“Waycross” or the “Adviser”), the Fund’s current investment adviser (the “Current Advisory Agreement”), automatically terminated due to the transaction described below. For Waycross to continue to provide investment management services to the Fund, you are being asked to approve a new investment advisory agreement between the Trust and Waycross (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not increase the advisory fees paid by the Fund. As it relates to the Fund, the New Advisory Agreement is identical in all material respects to the Current Advisory Agreement except for the commencement and renewal dates. The effective date of the New Advisory Agreement will be the date that it is approved by shareholders of the Fund.

Shareholder approval by written consent of the New Advisory Agreement is being requested in connection with a change in the ownership of Waycross. On January 31, 2021, Mr. Matthew G. Bevin, a minority owner of Waycross, increased his ownership interest in Waycross to more than 25% by investing more cash into the business (the “Transaction”). In return for this additional equity investment, Mr. Bevin received additional interests in the Adviser. Mr. Bevin has been a minority owner and Managing Director of the Adviser since its inception. Recently, Mr. Bevin agreed to take a more active role in the Adviser and lead a new growth strategy that includes growing its existing investment products, launching new investment products, and hiring additional key personnel. As a private company, Waycross will not publicly disclose the terms of the Transaction, but it did disclose the terms to the Trust’s Board of Trustees (the “Board”). Before the Transaction, Mr. Benjamin Thomas, portfolio manager of the Fund, owned 75.01% of Waycross. After the Transaction, Messrs. Thomas and Bevin will each own 50% of Waycross.

Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of an investment company is presumed to control the company, and any transaction that results in a party acquiring more than a 25% interest is presumed a change in control of the investment adviser. The 1940 Act further provides that a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between the investment adviser and a registered investment company to automatically terminate. The Board determined that the Transaction resulted in a change of control of Waycross. As a result, the Current Advisory Agreement automatically terminated at the close of business on January 31, 2021. For Waycross to continue to provide investment management services to the Fund, shareholders are required by the 1940 Act to approve the New Advisory Agreement.

In anticipation of the Transaction, the Board, including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), approved the New Advisory Agreement. The Board determined that the New Advisory Agreement was in the best of interest of shareholders because it would allow Waycross to continue providing its services to the Fund with no increase in fees or change in personnel. The Board now recommends that the shareholders of the Fund also approve the New Advisory Agreement. The Board also considered that it would comply with Section 15(f) of the 1940 Act, which is discussed in further detail below, and that no “unfair burden” would be imposed on the Fund because of the Transaction.

The Board, including the Independent Trustees, also approved an interim investment advisory agreement between Waycross and the Trust (the “Interim Agreement”) on January 20, 2021, to be effective upon the close of the Transaction. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim advisory agreement with an adviser to manage a fund in the event of a change of control. Under Rule 15a-4, an interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory services without interruption while it solicits shareholder approval of a new investment advisory agreement. The period will expire on July 1, 2021.

With respect to the Fund, the Interim Agreement approved by the Board is identical to the New Advisory Agreement, as well as the Current Advisory Agreement, except for differences reflecting the requirements of Rule 15a-4, such as the date of execution, duration of the agreement, termination, and compensation conditions. Therefore, the Interim Agreement can only remain in effect for a period up to 150 days, and

•	the compensation under the agreement is no greater than the compensation the adviser would have received under the previous contract;
•	such compensation will be held in an interest-bearing escrow account at the Fund’s custodian or a bank pending shareholder approval of the New Advisory Agreement.

If shareholders approve the New Advisory Agreement, then Waycross will receive the entire amount in the escrow account (including interest earned) and the Interim Agreement will terminate. If shareholders do not approve the New Advisory Agreement by the end of the 150 days, Waycross will receive for its services during the interim period the lesser of (i) the costs it incurred in performing such services (plus interest earned on that amount) or (ii) the total amount in the escrow account (plus interest earned). Waycross’ compensation did not change under the Interim Agreement.

The Fund’s investment objective and investment strategy will not change because of the New Advisory Agreement. In addition, the change of control will not result in any personnel change in Waycross’ management and investment teams serving the Fund. The Fund’s investment objective, strategies, risks, and fundamental policies will remain the same. Accordingly, the approval of Proposal is not expected to affect the management or operations of the Fund.

Under Rule 15a-4, if shareholders do not approve the New Advisory Agreement by July 1, 2021, Waycross cannot serve as investment adviser to the Fund. In such case, the Board and Waycross will consider what further actions to take, including liquidating the Fund.

The Advisory Agreement

At a meeting on January 20, 2021, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement. As it relates to the Fund, the New Advisory Agreement is identical in all material respects to the Current Advisory Agreement except for the commencement and renewal dates.

Current Advisory Agreement. Under the terms of the Current Advisory Agreement and the New Advisory Agreement, Waycross is entitled to receive a monthly investment advisory fee computed at the annual rate of 0.75% of the average daily net assets of the Fund. As the investment adviser to the Fund, subject to the Board’s supervision, Waycross continuously reviews, supervises, and administers the Fund’s investment program. Waycross also ensures compliance with the Fund’s investment policies and guidelines. The Board approved the Current Advisory Agreement at its organizational meeting on July 13, 2020. The Fund commenced operations on December 15, 2020.

The officers of the Fund that are also officers or employees of Waycross include Mr. Bevin, who is the President and Treasurer of the Trust, Mr. Thomas, who is a Vice President of the Trust, and Ms. Emily O’Leary, who is a Vice President of the Trust.

New Advisory Agreement. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and yearly thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the New Advisory Agreement can be terminated by Waycross on not more than 60 days’ notice to the Fund. The Current Advisory Agreement and the New Advisory Agreement may be amended by the parties thereto (which include Waycross and the Trust) provided that the amendment is approved by the vote of a majority of the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund.

The New Advisory Agreement provides that Waycross will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

The effective date of the New Advisory Agreement will be the date shareholders of the Fund approve the New Advisory Agreement. If the New Advisory Agreement is not approved by shareholders, the Board and Waycross will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Expense Limitation Agreement. Under an expense limitation agreement (the “Existing ELA”), Waycross has agreed to reduce the management fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the average daily net assets of the Focused Fund. Before June 30, 2022, the Expense Limitation Agreement may be modified or terminated only with the approval of the Board. Waycross may recoup management fee reductions and expense reimbursements for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the Fund’s current expense limitation , and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. From December 15, 2020 through February 1, 2021, the expenses cap was 1.25%. On February 1, 2021, Waycross agreed to lower the expense cap to its current limit of 0.99% (the “New ELA”). If Waycross does not renew the expense limitation agreement, then the Total Annual Fund Operating Expenses paid by shareholders will increase upon the expiration of the current agreement.

Under the Existing ELA, Waycross may recoup management fee reductions and expense reimbursements for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the Fund’s current expense limitation, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. The recoverable amounts under the Existing ELA will continue under the New ELA. If shareholders approve the New Advisory Agreement, then Waycross will continue to recoup previously waived fees and reimbursed expenses. If shareholders do not approve the New Advisory Agreement, then the New ELA will terminate at the same time as the Interim Advisory Agreement. As of February 28, 2021, Waycross may seek recoupment of waived fees and reimbursed expenses totaling $26,832; these recoverable amounts expire on February 28, 2024.

Information Concerning Waycross

Waycross is organized as a Kentucky limited liability company and began operations in 2005. Waycross’ principal place of business is 4965 U.S. Highway 42, Suite 2900, Louisville, Kentucky 40222. Waycross is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The names, titles, addresses, and principal occupation of the principal executive officers and directors of Waycross are set forth below:

Name and Address*:	Title and Principal Occupation**:
Benjamin H. Thomas	Managing Partner, Chief Investment Officer, and Portfolio Manager
Matthew G. Bevin	Managing Partner
Emily O’Leary	Director of Operations and Chief Compliance Officer
Christopher Greco	Chief Executive Officer

*	The address for each officer is 4965 U.S. Highway 42, Suite 2900, Louisville, Kentucky 40222.
**	Mr. Thomas served as Waycross’ principal executive officer from its inception to December 31, 2020. On January 1, 2021, Mr. Greco became the chief executive officer of Waycross and Mr. Thomas became its Chief Investment Officer.

Corporate structure. Immediately before the Transactions, Waycross Holdings, LLC owned 75.01% and Mr. Matthew G. Bevin owned 24.99% of Waycross. After the Transaction closed on January 31, 2021, Waycross Holdings and Integrity Holdings each own 50% of the Adviser and are considered the parent companies of the Adviser. Mr. Thomas is the sole owner of Waycross Holdings. Mr. Bevin is the sole owner of Integrity Holdings.

Material Transactions. Mr. Larry Walker, an interested trustee of the Trust, previously owned about 5% of Waycross. On December 29, 2020, Mr. Walker retired, and Waycross redeemed his interests in the Adviser, paying him about $275,000 for those interests. Mr. Walker will be eligible to become an independent trustee in January 2023.

Evaluation by the Board of Trustees

At a meeting held on January 20, 2021, the Board approved the Interim Agreement and New Advisory Agreement with respect to the Fund. The Board’s determination to approve the agreements followed its consideration of various factors and review of written materials provided by Waycross. The Board’s deliberations and the information on which its conclusions were based are summarized below.

At the Meeting, the Board considered the following material factors when it evaluated the New Advisory Agreement: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund under the management of the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest, including its contemplated brokerage practices, and other benefits derived by the Adviser.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings by the Adviser, as well as information specifically provided during the approval process, including at the Meeting. The Board requested and was provided with (or had access to) information and reports relevant to the approval of the New Advisory Agreement, including: (i) information regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Fund from the portfolio management team; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Fund’s management addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement for the Fund and the Form ADV of the Adviser; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also reviewed various information provided by the Adviser including, without limitation: (i) documents containing financial information about the Adviser, a description of personnel and the services provided to the Fund by the Adviser, information on investment advice, performance, summaries of Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund. The Board did not identify any information that was most relevant to its consideration to approve the New Advisory Agreement, and each Trustee may have afforded different weights to the various factors.

(1) The nature, extent, and quality of the services to be provided by the Adviser.

The Board considered the Adviser’s responsibilities under the Fund’s Advisory Agreement. The Board reviewed the services to be provided by the Adviser to the Fund including, without limitation: its processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow assets and assist in the distribution of the Fund’s shares. The Board considered the Adviser’s staffing, personnel, and methods of operating; the education and experience of its staff; and its compliance program, policies, and procedures. Specifically, the Board noted that the services provided by the Adviser to the Fund under the New Advisory Agreement are expected to be the same as under the Current Advisory Agreement. After reviewing the preceding and further information from the Adviser, the Board concluded that the nature, extent, and quality of the services to be provided by the Adviser was satisfactory and adequate for the Fund.

(2) The Investment Performance of the Fund and the Adviser.

The Board noted that the Adviser is currently managing the Fund under an interim investment advisory agreement, which commenced on February 1, 2021. The Board considered that the Adviser’s Chief Investment Officer and the portfolio manager of the Fund under the interim investment advisory agreement has been a portfolio manager of the Fund since its inception. The Trustees considered the consistency of the Adviser’s management of the Fund with its investment objective and policies.

The Board noted that the Fund launched in December 2020 and, therefore, there was no performance data to consider at this time. Based on the preceding, the Board concluded that the investment performance information presented for the Fund was satisfactory.

(3) The costs of the services provided, and profits realized by the Adviser from the relationship with the Fund.

The Board considered: the Adviser’s staffing, personnel and methods of operating; its financial condition and its level of commitment to the Fund; the asset levels of the Fund; and the overall expenses of the Fund. The Board also considered the financial statements of the Adviser and its financial stability and productivity. The Board compared the fees and expenses of the Fund (including the management fee) relative to its peer group as of December 31, 2020. For the Fund, the Board noted that the management fee of 0.75% was above its category (Large Blend) average of 0.58%, the Fund’s asset levels (less than $1 million) were substantially smaller than those of the category average ($7.9 billion); the Board also considered the Adviser’s proposal to lower the current advisory fee from 1.00% to 0.75%.

The Board also noted that the Fund’s net expense ratio was above the peer group average and median; they recognized that the Fund was substantially smaller than most of its peers, which affects its net expense ratio. The Trustees noted that the Adviser has entered into an expense limitation agreement according to which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, to limit its annual operating expenses (with industry-standard exceptions) through June 30, 2022. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fee to be paid to the Adviser by the Fund was fair and reasonable.

(4) The extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of shareholders.

The Board considered the Fund’s proposed fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increased, the Fund’s shareholders would benefit from the expense limitation arrangement. The Board noted that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the Fund’s assets were enough to realize the effect of the breakpoint. The Trustees noted that lower expenses for the Fund’s shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Board also noted that the Fund would benefit from economies of scale under their agreements with some of their service providers other than the Adviser as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered the Adviser’s efforts to work with the fund administrator, transfer agent, and distributor to secure such arrangements for the Fund. Following further discussion of the Fund’s asset levels, expectations for growth, and proposed fees, the Board determined that the Fund’s fee arrangement, in light of all the facts and circumstances, was fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the shareholders.

(5) Possible conflicts of interest and benefits derived by the Adviser.

The Board evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Fund; the fact that the Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of the Adviser’s code of ethics. Based on the preceding, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Section 15(f) of the 1940 Act

Section 15(f) provides that, when a change in the control of an investment adviser results in an assignment of the investment advisory agreement, the investment adviser and any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

(i) During the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act.

(ii) No “unfair burden” may be imposed on the investment company because of the transaction, or any express or implied terms, conditions, or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment advisor (or predecessor or successor advisor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company).

To address the first condition, as stated in Proposal 2 below, the Board has selected and proposed Vivek K. Sarin to serve as a third independent trustee. At the time of the Transaction, the Board consisted of three trustees, including two independent trustees. The Board expects that it will maintain this composition for at least three years from the date of the shareholder meeting. If shareholders elect Mr. Sarin as an Independent Trustee, the Board’s composition will satisfy the first condition.

Regarding the second condition, Waycross and the Board are not aware of any circumstances relating to the Transaction that might result in the imposition of such an “unfair burden” on the Fund. The Board will use best efforts to continue satisfying the second condition and anticipates that it can comply with both conditions under Section 15(f).

PROPOSAL 2: ELECTION OF INDEPENDENT TRUSTEE OF THE TRUST.

Summary of the Proposal

The purpose of this proposal is to elect one Independent Trustee to the Board. The current independent trustees have selected and proposed that Vivek K. Sarin serve as an Independent Trustee and recommend that shareholders elect him. If shareholders elect the nominee, the nominee’s term of office will be until his death, resignation, retirement, or removal. The nominee is not an “interested person” of the Trust, as defined in the 1940 Act. Shareholders are being asked to elect the nominee so that the Trust can comply with the conditions under Section 15(f).

Information about the Nominee for Independent Trustee

Set forth below is the name of the nominee together with certain information about him. The address of the nominee is c/o Waycross Independent Trust, 4965 U.S. Highway 42, Suite 2900, Louisville, KY 40222.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Vivek K. Sarin Year of Birth: 1967	Since March 2021	Trustee	President, Juvo Company, LLC (2013 – present); Interim Secretary & Executive Cabinet Member, Kentucky Cabinet for Economic Development (2017 to 2019); Chief Executive Officer, Shelby Industries, LLC (1992 to 2016); Board member, University of Louisville Industrial Board of Advisors and Board of Overseers (2013 to 2016).	2	None

Qualifications of the Nominee

Mr. Sarin is a business leader with 30 years of international business experience in manufacturing, supply chain development, logistics, product development and sales. He recently served in the public sector as a member of the Kentucky Cabinet for Economic Development to achieve all-time records in every area of economic development, employment, exports, and revenue. Mr. Sarin received his Bachelor of Science from Indiana University – Kelley School of Business, his Masters in Business Administration from Miami University, and a certification in Executive Leadership from Northwestern University - Kellogg School of Management.

Nominee’s Ownership of Fund Shares. The following table shows the Nominee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust. Information is provided as of December 31, 2020.

Name of Nominee	Dollar Range of Shares of each Fund Owned by Trustee	Aggregate Dollar Range of Shares Owned of All Funds in Trust Overseen by Trustee
Vivek K. Sarin	Focused Fund – None Focused Fund – None	None

Leadership Structure of the Board

The Board is responsible for the oversight of the Trust, its Funds, and their service providers. The Board is responsible for overseeing the investment adviser and the Trust’s other service providers in the operations of the Trust in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board met three times throughout the last fiscal year. Board meetings are usually in person (although meetings may be held virtually or telephonically as permitted by the 1940 Act). In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management.

Board Leadership. The Board is led by its Chairman, Mr. William Chandler, who is also an Independent Trustee. The Chairman generally presides at all Board Meetings, facilitates communication and coordination between the Trustees and management, and reviews meeting agendas for the Board and the information provided by management to the Trustees. The Chairman works closely with Trust counsel and counsel to the Independent Trustees and is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all the Fund’s service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairman and three of four Trustees as Independent Trustees, is appropriate and in the best interests of the Trust. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees. The Board has established the following standing committees:

Audit Committee. All the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accountants on behalf of all the Trustees. The Audit Committee also serves as the Trust’s qualified legal compliance committee. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. Mr. Chilton is the Chairperson of the Audit Committee and presides at its meetings. During the last fiscal year, the Audit Committee met twice.

Nominating Committee: The Nominating Committee nominates and selects persons to serve as members of the Board, including Independent Trustees and “interested” Trustees. In selecting and nominating persons to serve as Independent Trustees, the Nominating Committee will not consider nominees recommended by shareholders of the Trust unless required by law. All the Independent Trustees are the members of the Nominating Committee. Mr. Chandler is the Chairperson of the Nominating Committee and presides at its meetings.

Management of the Trust

Overall responsibility for management and supervision of the Fund and the Trust rests with the Board. The Trustees are elected by the Trust’s shareholders or existing members of the Board as permitted under the 1940 Act and the Trust’s Agreement and Declaration of Trust. Each Trustee serves for a term of indefinite duration until death, resignation, retirement, or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected at least annually. Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Board in accordance with the laws of the State of Delaware. There are currently three Trustees, two of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustees and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Following are the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, length of time served in their position, and their principal occupation(s) during the past five years, and any other directorships held by the Trustee. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are Independent Trustees are identified in the table.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Larry J. Walker* Year of Birth: 1950	Since Inception	Trustee	Retired. Partner, Waycross Partners, LLC since 2008.	2	None
Independent Trustees:
William Chandler Year of Birth: 1942	Since Inception	Trustee and Chairman	Retired.	2	None
John Chilton Year of Birth: 1949	Since Inception	Trustee	Manager, Kentucky Power Trading LLC (electricity trading firm) (2017-present); State Budget Director, Commonwealth of Kentucky (2015 – 2019); Partner, MeriTrust Holdings LLC (2012-2016)	2	Kentucky Retirement Systems, Public Pension Oversight Board (2016 – present); The University of Louisville, The University of Louisville Foundation, University of Louisville Research (2019 – present).

*	Mr. Walker is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because he was recently an owner of the Adviser.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Matthew G. Bevin Year of Birth: 1967	Since March 2021	President and Treasurer	Managing Partner, Waycross Partners, LLC, 2020 to present; Governor of the Commonwealth of Kentucky, 2015 to 2019.
Benjamin H. Thomas Year of Birth: 1974	Since Inception	Vice President (March 2021 to present) President and Treasurer (2020-2021)	Managing Partner and Portfolio Manager, Waycross Partners, LLC, 2005 to present.
Emily O’Leary Year of Birth: 1990	Since Inception	Vice President	Director of Operations (2020 to present), Operations Manager (2018 to 2020), Waycross Partners, LLC; Business Development Specialist (2017 to 2018), Marketing and Business Development Specialist (2016 to 2017), Bingham Greenebaum Doll, LLP; Client Advisory Team Analyst, Massey Quick & Co., LLC, 2014 to 2016.
Benjamin Mollozzi Year of Birth: 1984	Since Inception	Secretary	Attorney, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, 2015 to present.
Charles Black Year of Birth: 1979	Since Inception	Chief Compliance Officer	Director of Compliance Services, Joot, 2019 to present; Senior Compliance Officer, Ultimus Fund Solutions, LLC, 2015 to 2019; Chief Compliance Officer, Ultimus Managers Trust, 2016 to 2019; Assistant Chief Compliance Officer, Ultimus Managers Trust, 2015 to 2016.
Stephen L. Preston Year of Birth: 1966	Since Inception	Assistant Vice President and AML Compliance Officer	Chief Compliance Officer, AML Compliance Officer, Ultimus Fund Distributors, LLC, 2011 to present.
Theresa Bridge Year of Birth: 1969	Since Inception	Assistant Treasurer	Senior Vice President, Financial Administration, Ultimus Fund Solutions, LLC , 2000 to present.
Courtney Moore Year of Birth: 1988	Since Inception	Assistant Secretary	Associate Paralegal, Ultimus Fund Solutions, LLC, 2015 to present.

Qualifications of the Trustees. The Committee reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to the oversight of the Trust’s affairs. The Board has concluded, based on each Trustee’s experience, qualifications, attributes, or skills on both an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee qualifications listed above, each of the Trustees has additional Trustee qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table and as follows:

Interested Trustee

Larry Walker has more than 38 years of investment experience. Prior to joining Waycross as a Partner and Strategist, Mr. Walker was a principal and portfolio manager at Invesco. From 1976 to 1992 he was a principal and investment consultant at Mercer Investment Consulting. Mr. Walker is a Chartered Financial Analyst charterholder. He holds a bachelors degree from Purdue University and a MBA from the University of Louisville.

Independent Trustees

William Chandler has more than 40 years of experience as a professional investment adviser and is a Chartered Financial Analyst charterholder. From 1979 through 2001, Mr. Chandler was a Principal and Founder of a registered institutional investment adviser which was acquired by Invesco in 2001. Mr. Chandler retired from Invesco in 2007 and has remained active as an investment consultant and volunteer investment adviser for various religious organizations.

John Chilton has more than 40 years of experience as a Certified Public Accountant (CPA) serving large and small private businesses. He is co-founder of Mountjoy Chilton Medley LLP, a regional accounting firm with nearly 300 professionals in Louisville, Lexington, Cincinnati, Indianapolis, and Jeffersonville, Indiana. Mr. Chilton graduated from the University of Tennessee with a Bachelor of Science degree in Accounting with a concentration in Management Science. His credentials include Certified Public Accountant (CPA), Accredited in Business Valuation (ABV), and Certified Valuation Analyst (CVA).

References above to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Risk Oversight. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Committee, reviews reports from, among others, the Adviser, the Trust’s CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Funds and the risk management programs of the Adviser, with respect to the Funds’ investments and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Adviser, with respect to the Funds’ investment and trading activities, and other service providers to the Funds. Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Funds, including the Funds’ investment performance, as well as reports regarding the valuation of the Funds’ securities. The Board also receives quarterly reports from the Administrator, transfer agent (the “Transfer Agent”), and the Distributor on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of the Funds’ investment advisory agreement (the “Advisory Agreement”), the Board will review information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2020.

Name of Trustee	Dollar Range of Shares of each Fund Owned by Trustee	Aggregate Dollar Range of Shares Owned of All Funds in Trust Overseen by Trustee
Interested Trustee
Larry J. Walker	Focused Fund – Over $100,000 Focused Fund – None	Over $100,000
Independent Trustees
William Chandler	Focused Fund – None Focused Fund – None	None
John Chilton	Focused Fund – $1 - $10,000 Focused Fund – None	$1 - $10,000

Ownership in Fund Affiliates. As of December 31, 2020, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Distributor or any affiliate of the Adviser or the Distributor.

Trustee Compensation

No director, officer or employee of the Adviser or the Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Independent Trustee receives $1,000 per meeting of the Board attended, payable in either cash or shares of the Funds. The Trust reimburses each Trustee and officer for his or her travel and other expenses incurred by attending meetings. Trustee compensation for the Funds’ fiscal year ending February 28, 2021 is as follows:

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from All Funds Within the Trust
Interested Trustee
Larry J. Walker	None	None	None	None
Independent Trustees
William Chandler	$3,000	None	None	$3,000
John Chilton	$3,000	None	None	$3,000

OPERATION OF THE FUND

The Fund is a diversified series of Waycross Independent Trust, an open-end management investment company organized as a Delaware statutory trust on May 28, 2020. The Board supervises the business activities of the Fund and the other series of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains Waycross as investment adviser to the Fund. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent, and accounting agent. U.S. Bank, N.A., located at 425 Walnut Street, Cincinnati, Ohio 45202, serves as the custodian of the Fund’s assets. Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the principal underwriter and national distributor for the shares of the Fund. No changes are being made to the service providers because of this Meeting.

As of the Record Date, 55,862.085 shares of beneficial interest of the Fund were issued and outstanding.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the trustees of the Trust beneficially owned, as a group, less than 1% of the outstanding shares of the Fund. As of the Record Date, Matthew Bevin, who was elected President and Treasurer of the Trust on March 26, 2021, owned 53.70% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Fund:

Names and Addresses	Percent of Waycross Focused Equity Fund
Matthew G Bevin Louisville, KY	53.70%
John Ferreby Prospect, KY	18.89%
Maril & Co FBO SG C/O Reliance Trust Company WI Mailcode: BD1N- Attn MF 4900 West Brown Deer Road Milwaukee, WI 53223	16.67%
Christopher J Greco Ponte Vedra, FL	8.95%

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into effective as of April __, 2021, by and between WAYCROSS INDEPENDENT TRUST, a Delaware statutory trust (the “Trust”) on behalf of each series of the Trust set forth on Schedule A attached hereto (individually the “Fund” and collectively the “Funds”), a series of shares of the Trust, and WAYCROSS PARTNERS, LLC, a Kentucky limited liability company (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest, each corresponding to a distinct portfolio, including, the Fund; and

WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of the Fund, and to have that investment adviser provide or perform for the Fund various research, statistical and investment services; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”), and engages in the business of asset management and is willing to furnish such services to the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

a. Employment of the Adviser. The Trust hereby employs the Adviser to invest and reinvest the assets of the Fund in the manner set forth in Section 2 of this Agreement subject to the direction of the Board of Trustees (“Trustees”) and the officers of the Trust under the terms of this Agreement. The Adviser hereby accepts such employment and agrees to render the services and to assume the obligations outlined below. The Adviser is deemed to be an independent contractor and shall, except as expressly provided or authorized by the Board, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2.	Obligations of Investment Adviser

(a)	Services. The Adviser agrees to perform the following services (the “Services”) for the Trust:

1.	manage the investment and reinvestment of the assets of the Fund;

2.	continuously review, supervise, and administer the investment program of the Fund;

3.	determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

4.	provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement which the Trust and the Fund are required to maintain;

5.	render regular reports to the Trust’s Trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities; and

6.	perform such other services as agreed to by the Adviser and the Trust.

The Adviser shall discharge the Services under the oversight of the Trustees and officers of the Trust and in compliance with (i) such policies as the Trustees may establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”), each as amended and (iii) with all applicable laws and regulations. The Adviser may furnish any Services through its affiliates, directors, officers, employees or such other parties as the Adviser may engage pursuant to its authority and fiduciary duty

(b) Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the Trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its affiliates, officers, directors and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c) Books and Records. All books and records prepared and maintained by the Adviser for the Trust under this Agreement shall be the property of the Trust and, upon request therefor, the Adviser shall surrender to the Trust any requested books and records.

3. Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each series in the Trust that is managed by the Adviser. Consistent with its fiduciary duty, the Adviser shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Adviser will promptly communicate to the Trustees and the officers of the Trust such information relating to portfolio transactions as they may reasonably request.

4. Compensation of the Adviser. As compensation for the services that the Adviser is to provide or cause to be provided pursuant to this Agreement, the Fund shall pay to the Adviser an annual fee, computed and accrued daily and paid in arrears monthly, at the rate set forth on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund’s most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. If the Adviser shall so request in writing, with the approval of the Trustees, some or all of such fee shall be paid directly to a sub-adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

5. Status of Investment Adviser. The services of the Adviser to the Trust and the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its Services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6. Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be, interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as Trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

7. Limits of Liability; Indemnification.

(a) The Adviser assumes no responsibility under this Agreement other than to render the Services. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for the Services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of its obligations and duties under this Agreement.

(b) The parties agree that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by the Adviser for inclusion therein.

(c) The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

(d) Notice is hereby given that this instrument is executed on behalf of the Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust (or if the matter relates only to a particular Fund, that Fund), and the Adviser shall look only to the assets of the Trust, or the particular Fund, for the satisfaction of such obligations or any liability arising in connection therewith, and no other series of the Trust shall incur any liability or obligation in connection therewith.

(e) The terms of this section shall survive the termination of this Agreement.

8. Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and annually thereafter provided such continuance is approved by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)  the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)  the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder); and

(c) the Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund.

9. Amendments. The parties may amend this this Agreement only by an instrument in writing signed by each party, and, if required by the 1940 Act or other applicable law, approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

10. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware without regard to the principles of the conflict of laws or the choice of laws.

11. Representations and Warranties.

(a) Representations and Warranties of the Adviser. The Adviser represents and warrants to the Trust as follows: (i) the Adviser is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Kentucky and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b) Representations and Warranties of the Trust. The Trust represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the SEC under the Act; (iii) shares of the Fund are registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

12. Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Funds listed in Schedule A, individually and not jointly. Notwithstanding any to the contrary in this Agreement, no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

13. Compliance Procedures. The Adviser will, in accordance with Rule 206(4)-7 of the Advisers Act, adopt and implement written policies and procedures reasonably designed to prevent violations of the Advisers Act and will provide the Trust with copies of such written policies and procedures upon request.

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

15. Notice. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Waycross Independent Trust, 4965 U.S. Highway 42, Suite 2900, Louisville, KY 40222, Attention: President, or to such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to Waycross Partners, LLC at 4965 U.S. Highway 42, Suite 2900, Louisville, KY 40222, Attention: Director of Operations, or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be deemed received when delivered in person or within four days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested or upon receipt of proof of delivery when sent by overnight mail or overnight courier, addressed as stated above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

WAYCROSS INDEPENDENT TRUST, on behalf of the Funds listed on Schedule A		waycross PARTNERS, Llc

By:		By:

Name:	Larry J. Walker	Name:	Benjamin Thomas

Title:	Trustee	Title:	Managing Partner

SCHEDULE A

TO

INVESTMENT ADVISORY AGREEMENT

BETWEEN

WAYCROSS INDEPENDENT TRUST

AND

Waycross PARTNERS, Llc

Name of Fund	Management Fee*
Waycross Focused Equity Fund	1.25%
Waycross Focused Equity Fund	0.75%

*	As a percent of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.